Schedule 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

                          BENTLEY COMMUNICATIONS CORP.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

         Common
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

         24,420,836
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         Not applicable
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

         Not applicable
--------------------------------------------------------------------------------

(5) Total fee paid:

         Not applicable
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

Bentley Communications Corp.
Suite 625 - 9800 South Sepulveda Boulevard
Los Angeles, CA   90045

February 27, 2001

Dear Stockholder:

You are cordially invited to attend the 2000 annual meeting of stockholders of Bentley Communications Corp. to be held on Monday, March 26, 2001, at 2:00 p.m. local time, at the offices of Bentley Communications Corp. at Suite 625 - 9800 South Sepulveda Boulevard, Los Angeles, California 90045

The annual meeting will begin with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and on other business properly brought before the meeting, followed by a report on our financial and operating performance.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING.

The vote of every stockholder is important and your cooperation in promptly returning your executed proxy will be appreciated. Each proxy is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

Sincerely,

/s/ Gordon F. Lee
--------------------------------------------
Gordon F. Lee
President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 26, 2001

Notice is hereby given that the Annual Meeting of Shareholders of Bentley Communications Corp., (hereinafter referred to as "the Company") will be held at Los Angeles, California, at 2:00 p.m., local time, for the following purposes:

1. To elect and reappoint Gordon Lee as President and sole Director to hold office until the next annual meeting of shareholders and qualification of any respective successors.

2. To ratify the designation of Stefanou & Co. as Independent Accountants for the annual period ending June 30, 2001.

3. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

4.       To approve all past expenditures and share issuances.

The Board of Directors has fixed the closing of business on January 26, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2000 and the quarter ended December 31, 2000, accompanies this Notice of Annual Meeting and Proxy Statement.

All stockholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying pre-addressed envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company and instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the Meeting.


/s/ Gordon Lee
--------------------------------------

Bentley Communications Corp.
Gordon Lee, President

                                 PROXY STATEMENT

                          BENTLEY COMMUNICATIONS CORP.
                   Suite 625 - 9800 South Sepulveda Boulevard
                              Los Angeles, CA 90045


ANNUAL MEETING OFSHAREHOLDERS TO BE HELD: March 26, 2001

This Proxy Statement is being furnished to the shareholders of Bentley Communications Corp., a Florida corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 2:00 p.m., local time, at Suite 625 - 9800 South Sepulveda Boulevard, Los Angeles, CA 90045. The Proxy Statement is first being sent or given to shareholders on or about March 5, 2001.

PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

VOTING RIGHTS

Stockholders of record of the Company as of the close of business on January 26, 2001 have the right to receive notice of and to vote at the Annual Meeting. On January 26, 2001, the Company had issued the outstanding 24,420,836 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

EXPENSE OF MAILING

The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

PROXIES

In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Gordon Lee at Suite 625 - 9800 South Sepulveda Boulevard, Los Angeles, CA 90045.

HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING PRE-ADDRESSED ENVELOPE.

The person named as proxy is Gordon Lee, a director of the Company.
In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon, except that all officers and directors may be deemed beneficiaries under the Employee Stock Award Plan proposed for adoption.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the meeting, January 26, 2001, the total number of common shares outstanding and entitled to vote was 24,420,836.The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

RECORD DATE

Stock transfer records will remain open. January 26, 2001 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of December 31, 2000, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment are by such person.

Title of          Name and Address                 Amount and Nature          Percent of
Class             Of Beneficial Owner              of Beneficial Interest     Class

(i) Common        Giovanni Rondoni                   2,666,667                10.9%
                  Viavittorio #87A-64
                  Terni 8046 Italy

(ii) Common       Gordon Lee                        11,000,000                45.0%
                  625 - 9800 S. Sepulveda Blvd
                  Los Angeles, CA  90045

(iii) Officers and Directors as a group             11,000,000                45.0%

VOTING REQUIRED FOR APPROVAL

I. A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

II. Abstensions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

III. The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company and to approve the Company's financial statements.

REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

(a) Cash Compensation.

Compensation paid by the Company for all services provided up to December 31, 2000 to (1) each of our executive officers and (2) to all officers as a group.

SUMMARY COMPENSATION TABLE OF EXECUTIVES
Name and                   Year         Salary    Bonus      Other         Restricted       Securities
Principal                                ($)       ($)      Annual           Stock          Underlying/
Position                                                  Compensation       Awards          Options
                                                             ($)               ($)             (#)

Gordon F. Lee              2000      580,000(1)     0        0              $350,000(2)    1,000,000(3)
President and Director

Victor Nguyen              2000       30,000(1)     0        0              $350,000(2)      500,000(3)
(resigned Oct. 16, 2000)

Eric Bauchmann             2000       30,000(1)     0        0              $350,000(2)      500,000(3)
(resigned July 30, 2000)

Tony Drescher              2000            0        0        0              $210,000(2)         0
(resigned May 18/00)


Effective on October 16, 2000, Gordon Lee was appointed as President of the Company and Victor Nguyen resigned as the President of the Company.

Effective May 18, 2000, Tony Drescher resigned as Secretary and Treasurer of the Company.

Effective July 30, 2000, Eric Bauchman resigned as Chief Operations Officer of the Company.

(1) For the twelve months ended December 31, 2000

(2) On March 7, 2000, the Company issued 300,000 shares to Tony Drescher for services rendered to the Company as Secretary of the Company. And on May 11, 2000, the Company issued 500,000 shares each to Victor Nguyen, Gordon Lee and Eric Bauchmann for services rendered to the Company as officers of the Company. These shares were all issued at a deemed value of $0.70 per share.

(3) On January 1, 2000, stock options to purchase a total of 2,000,000 shares at $2.00 per share were granted to Victor Nguyen (500,000 shares), Eric Bauchmann (500,000 shares) and Gordon Lee (1,000,000 shares) pursuant to Employment Agreements signed on January 1, 2000. One eighth of the share options vest over a period of two years at the end of each fiscal quarter. To date, no options have been exercised. All options expire 30 days after termination of employment.

SUMMARY COMPENSATION TABLE OF DIRECTORS
(To December 31, 2000)

                         Cash Compensation                   Security Grants

Name and        Year     Annual     Meeting    Consulting    Number   Security
Principal                Retainer   Fees       Other         of       Underlying
Position                 Fees                  Fees          Shares   Options
                         ($)        ($)        ($)           (#)      SARs(#)

Gordon Lee      2000     0          0          0             0        0
President and Director


No director, except for those who are also officers of the Company as listed above, received any compensation in 2000.


(e) Termination of Employment and Change of Control Arrangements.

On October 16, 2000, Victor Nguyen resigned as an officer and employee of the Company. The option of purchase 500,000 shares expired on November 16, 2000. No options were exercised.

On July 7, 2000, Eric Bauchman resigned as an officer and employee of the Company. The option of purchase 500,000 shares expired on August 7, 2000. No options were exercised. (f) Stock purchase options:

On January 1, 2000, stock options to purchase a total of 2,000,000 shares at $2.00 per share were granted to Victor Nguyen (500,000 shares), Eric Bauchmann (500,000 shares) and Gordon Lee (1,000,000 shares) pursuant to Employment Agreements signed on January 1, 2000. One eighth of the share options vest over a period of two years at the end of each fiscal quarter. To date, no options have been exercised. All options expire 30 days after termination of employment.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On various dates in 1999, the Company entered into four agreements of subordinated convertible promissory notes at 6% annual interest with various conversion prices for a total of $500,000 cash.

On April 12, 2000, the lenders notified the Company of their intention to convert 100% of the principal to common stock in accordance with the terms of the agreement. As a result, Gordon F. Lee (CEO) was issued 2,000,000 shares of common stock on November 30, 2000.
                                                                               9

Committees and Meetings

The Company currently does not have any audit or compensation committees. All matters of the Board are the responsibility of the Company's President and sole Director, Gordon Lee.

ANNUAL REPORT

The Company's Annual Report to December 31, 2000 is being furnished simultaneously herewith this Proxy Statement.

The Company will also make available to any stockholder of the Company a copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000 (the "Form 10-KSB") in addition to the Company's Quarterly Reports on Form 10-QSB for the three months ending September 30, 2000 and December 31, 2000 and any exhibit to the Form 10-KSB or the subsequent form 10-QSBs as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. . The Form 10-KSB and the Form 10-QSBs are not considered a part of this Proxy Statement. Requests should be directed to Gordon Lee, at Suite 625 - 9800 South Sepulveda Boulevard, Los Angeles, CA 90045


BOARD OF DIRECTORS AND OFFICERS

The persons listed below are Officers and the members of the Board of Directors. All are nominees for Director for the following term.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of January 26, 2001 are as follows:

Name              Age               Position(s)                        Term

Gordon Lee        49                President & Director               Annual

The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

MANAGEMENT EXPERIENCE

Gordon Lee, President and Director

From 1991 to March 1998, Mr. Lee served as the President of USA Video Corporation, one of the first companies to offer video on demand and high quality digitizing and compression services.

From March 1998 to March 1999, Mr. Lee served as the President of Glass Master Industries, a company working on the development of a bullet resistant glass coating technology which was eventually sold off to other companies for commercial development

From March 1999 to present, Mr. Lee has been serving as President of Bentley Communications Corp., a Business-to-Business Internet based company focused on China and other Asian countries. From March 2000 to present, Mr. Lee continues to serve as Bentley's CEO and Chairman.

Mr. Lee has also in the past five years served on the Board of Directors of companies such as Laser Vision Inc., Future Media Technologies, and Rose and Ruby Film Productions.


PROPOSAL  NUMBER ONE

NOMINATION AND ELECTION OF DIRECTORS

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is four. The Board has nominated one (1) person. At this Annual Meeting, a Board of one (1) director will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below. All the nominees are presently directors of the Company. In the event that any Management nominee shall become unavailable, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

The business experience of each director nominee is discussed on pages 7 of this Proxy Statement.


THE DIRECTOR NOMINATED BY MANAGEMENT IS:

Gordon Lee

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

PROPOSAL NUMBER TWO

APPOINTMENT OF INDEPENDENT AUDITORS

Stefanou & Co. LLP, Independent Public Accountants, of McLean, Virginia, have been engaged as the Certifying accountants for the period through fiscal year 2001 and shareholders are asked to ratify such engagement. Ratification of the appointment of Stefanou & Co., LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2000 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Stefanou & Co., LLP, for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of Stefanou & Co., LLP, as independent accountants for the Company's fiscal year ending June 30, 2001.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.


SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange

Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at Suite 625
- 9800 South Sepulveda Blvd, Los Angeles, California, 90045, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in July, 2001.

Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: February 27, 2001
By Order of the Board of Directors


/s/ Gordon Lee
---------------------------------
Gordon Lee, President

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth herein. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors


/s/ Gordon F. Lee
---------------------------
Gordon F. Lee
President and Director

February 27, 2001

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

                          BENTLEY COMMUNICATIONS CORP.

                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors

The undersigned hereby appoints Gordon F. Lee, with full power of substitution to represent the undersigned and to vote all the shares of common stock of Bentley Communications Corp. ("Bentley") which the undersigned is entitled to vote at the annual meeting of stockholders to be held in the offices of Bentley Communications Corp. at Suite 625 - 9800 South Sepulveda Boulevard, Los Angeles, California, 90045 on Thursday, March 8, 2001, at 2:00 pm, local time, and at any adjournment thereof, (1) as hereinafter specified upon the proposals listed below and as more particularly described in Bentley's Proxy Statement dated February 20, 2001, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of Bentley's 2000 Annual Report to Stockholders.

A vote FOR the following proposals is recommended by the Board of Directors:

1. Election of Director Gordon F. Lee

[_] FOR ALL NOMINEES                         [_] WITHHOLD ALL NOMINEES

Instructions:

[_] To withhold authority for any individual nominee, place an "X" in this box and strike a line through the nominee's name listed above.

2. To ratify the appointment of Stefanou & Co., LLP as the Company's independent auditors.

         [_] FOR           [_] AGAINST            [_] ABSTAIN

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 and 2.

Dated: ________________
 (Be sure to date proxy)

____________________________________              ______________________________
(Signature of Stockholder)                        (Signature of Stockholder)

Please sign your name exactly as it appears on the stock certificate representing your shares. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, both should sign.